Exhibit 99.1

The Middleby Corporation To Acquire Welbilt, Inc.

•	Combination will create a premier food equipment company with a leading commercial foodservice portfolio
•	Combined business is well positioned to deliver enhanced value for customers through complementary, best-in-class products, unmatched service and forward-thinking technology solutions
•	Accelerates key investments in new product development, aftermarket capabilities, connectivity and digital solutions
•	Expands international operations, particularly in higher-growth regions across the globe
•	Clear path to driving $120 million in operational improvement with $100 million run-rate cost synergies and additional $20 million in Welbilt stand-alone Business Transformation Program annual improvement
•	Immediately accretive to adjusted EPS with greater than 10% annual accretion by year two
•	Equity consideration mix maintains the Middleby balance sheet flexibility and reserves capacity for future strategic investments in the business, M&A or stock buybacks

Elgin, IL and New Port Richey, FL – The Middleby Corporation (NASDAQ: MIDD) and Welbilt, Inc. (NYSE: WBT) have entered into a definitive agreement under which Middleby will acquire Welbilt in an all-stock transaction, enhancing the Middleby Commercial Foodservice platform with an attractive portfolio of products, brands and technologies. This transaction will bring together two complementary businesses, accelerate the Middleby growth strategy into key markets globally and increase core capabilities in highly attractive segments.

The combined company will have approximately $3.7 billion in combined 2020 sales, 73% of which will come from the Commercial Foodservice segment. With a strong balance sheet and robust cash generation, Middleby will be well positioned and capitalized to support significant R&D and future acquisition opportunities. Middleby has a long track record of successfully integrating businesses, having completed over 20 acquisitions since 2018, and has a history of driving efficiencies in acquired companies.

Compelling Strategic Rationale

•	Creates a broad Commercial Foodservice Equipment platform with enhanced ability to serve customers through a combination of distinct but complementary portfolios with leading brands and broad geographic footprint
•	Strengthens customer value proposition across hot-side, cold-side, beverage, technology and aftermarket support services across the globe
•	Transaction accelerates R&D and investment into the value-added technologies and services of the future, including ventless cooking, controls, automation and connectivity
•	$100 million of anticipated annual cost synergies associated with the transaction to be fully realized by year three, with additional potential from cross-selling opportunities and greater product development not yet quantified; Welbilt stand-alone Business Transformation Program annual improvement of $20 million is incremental

•	All-stock transaction maintains the Middleby balance sheet flexibility, with significant expected combined free cash flow to support and grow the business
•	Expected net leverage at close of ~3.0x, to be reduced to approximately ~2.0x by the end of 2022
•	A landmark transaction in the Middleby long-standing strategy of acquiring, integrating and operating complementary and synergistic businesses

“Today’s announcement represents a milestone event for Middleby, Welbilt and the Commercial Foodservice Equipment industry. The combination of our two great companies creates a leading player with a comprehensive product line, global footprint and advanced technologies and solutions that are well positioned to serve our rapidly changing customer needs and capitalize on emerging industry trends. The acquisition of Welbilt is a transformational opportunity for Middleby and a compelling combination that will benefit all of our stakeholders,” said Middleby CEO Timothy FitzGerald. “We are excited to welcome the Welbilt team and we will benefit from the highly talented group they have assembled.”

William Johnson, CEO of Welbilt, said “We are pleased to combine with Middleby to offer our customers a broad and innovative portfolio of products and technologies. This transaction will allow Welbilt to accelerate our strategic development and represents an outstanding opportunity for Welbilt shareholders to realize an attractive value and participate in the future value creation of the combined organization. I am pleased to be joining the Middleby Board of Directors upon closing of the transaction to support a successful combination of the businesses.”

Transaction Structure

Under the terms of the agreement, Welbilt shareholders will receive a fixed exchange ratio of 0.1240x shares of Middleby common stock for each share of Welbilt common stock in an all-stock transaction, with an implied enterprise value of $4.3 billion. Based on Middleby’s volume-weighted average price during the 30 consecutive trading days ending April 20, 2021 (Middleby’s 30-day VWAP), the offer price represents a 28% premium to Welbilt’s 30-day VWAP. Upon closing, Middleby shareholders will own approximately 76 percent and Welbilt shareholders will own approximately 24 percent of the combined company on a fully diluted basis.

The Boards of both companies have unanimously approved the transaction. In addition, Carl C. Icahn (and affiliates), Welbilt’s largest shareholder with an 8.4% ownership position, has entered into a support agreement in favor of the transaction.

Governance and Management

Following closing, Timothy FitzGerald will continue as CEO and as a member of the Middleby Board of Directors. Bryan Mittelman will continue to serve as Middleby’s CFO. Middleby will expand its Board to include two new directors from the Welbilt board, Chairperson Cynthia Egnotovich and William Johnson.

Financing and Expected Timing

Middleby intends to refinance Welbilt’s existing debt through its committed Senior Secured Facility. Based on the expected pro forma leverage ratio at closing, the interest on the incremental financing would be approximately L + 162.5 bps. The transaction is expected to close in late 2021, subject to customary closing conditions, including regulatory and Middleby and Welbilt shareholder approvals.

Advisors

Guggenheim Securities, LLC served as financial advisor to Middleby. Skadden, Arps, Slate, Meagher & Flom LLP served as legal counsel.

Morgan Stanley & Co. LLC served as financial advisor to Welbilt. Gibson, Dunn & Crutcher LLP served as legal counsel.

Conference Call and Webcast Details

A conference call and webcast will be held April 21, 2021 at 8:30am (Eastern Time) to discuss the combination for analysts and investors. Participants are encouraged to access the live audio webcast through the Middleby Investor Relations page at www.middleby.com or the Welbilt Investor Relations page at www.welbilt.com. If participants are unable to join through the Middleby or Welbilt websites, access to the call is available by dialing (315) 625-3077 or toll-free (888) 391-6937 and using conference ID 6508138. A presentation about the transaction is also available in the Investor Relations sections of the Middleby and Welbilt websites. A replay of the call will be available approximately two hours after the call ends and can be accessed by dialing (404) 537-3406 or (855) 859-2056 and entering conference ID 6508138.

About Middleby

The Middleby Corporation is a global leader in the foodservice equipment industry. The company develops, manufactures, markets and services a broad line of equipment used in the commercial foodservice, food processing, and residential kitchen equipment industries. The company’s leading equipment brands serving the commercial foodservice industry include Anets®, APW Wyott®, Bakers Pride®, Beech®, BKI®, Blodgett®, Blodgett Combi®, Bloomfield®, Britannia®, Carter-Hoffmann®, Celfrost®, Concordia®, CookTek®, Crown®, CTX®, Desmon®, Deutsche Beverage®, Doyon®, Eswood®, EVO®, Firex®, Follett®, frifri®, Giga®, Globe®, Goldstein®, Holman®, Houno®, IMC®, Induc®, Ink Kegs®, Inline Filling Systems®, Jade®, JoeTap®, Josper®, L2F®, Lang®, Lincat®, MagiKitch’n®, Market Forge®, Marsal®, Meheen®, Middleby Marshall®, MPC®, Nieco®, Nu-Vu®, PerfectFry®, Pitco®, QualServ®, RAM®, Southbend®, Ss Brewtech®, Star®, Starline®, Sveba Dahlen®, Synesso®, Tank®, Taylor®, Thor®, Toastmaster®, TurboChef®, Ultrafryer®, Varimixer®, Wells® Wild Goose® and Wunder-Bar®. The company’s leading equipment brands serving the food processing industry include Alkar®, Armor Inox®, Auto-Bake®, Baker Thermal Solutions®, Burford®, Cozzini®, CV-Tek ®, Danfotech®, Deutsche Process®, Drake®, Glimek®, Hinds-Bock®, Maurer-Atmos®, MP Equipment®, Pacproinc®, RapidPak®, Scanico®, Spooner Vicars®, Stewart Systems®, Thurne® and Ve.Ma.C.®. The company’s leading equipment brands serving the residential kitchen industry include AGA®, AGA Cookshop®, Brava®, EVO®, La Cornue®, Leisure Sinks®, Lynx®, Marvel®, Mercury®, Rangemaster®, Rayburn®, Redfyre®, Sedona®, Stanley®, TurboChef®, U-Line® and Viking®.

 For more information about The Middleby Corporation and the company brands, please visit www.middleby.com.

About Welbilt

Welbilt, Inc. provides the world’s top chefs, premier chain operators and growing independents with industry-leading equipment and solutions. Our innovative products and solutions are powered by our deep knowledge, operator insights, and culinary expertise. Our portfolio of award-winning product brands includes Cleveland™, Convotherm®, Crem®, Delfield®, Frymaster®, Garland®, Kolpak®, Lincoln®, Manitowoc® Ice, Merco®, Merrychef® and Multiplex®. These product brands are supported by three service brands: KitchenCare®, our aftermarket parts and service brand, FitKitchen®, our fully-integrated kitchen systems brand, and KitchenConnect®, our cloud-based digital platform brand. Headquartered in the Tampa Bay region of Florida and operating 19 manufacturing facilities throughout the Americas, Europe and Asia, we sell through a global network of over 5,000 distributors, dealers, buying groups and manufacturers' representatives in over 100 countries. We have approximately 4,400 employees and generated sales of $1.2 billion in 2020. For more information, visit www.welbilt.com.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. Some of these forward-looking statements can be identified by the use of forward-looking words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “projects,” “strategy,” or “anticipates,” or the negative of those words or other comparable terminology. Such forward-looking statements, including those regarding the timing and consummation of the transactions described herein, involve risks and uncertainties. Middleby’s and Welbilt’s experience and results may differ materially from the experience and results anticipated in such statements. The accuracy of such statements is subject to a number of risks, uncertainties and assumptions including, but are not limited to, the following factors: the risk that the conditions to the closing of the transaction are not satisfied, including the risk that required approvals of the transaction from the stockholders of Middleby or Welbilt or from regulators are not obtained; litigation relating to the transaction; uncertainties as to the timing of the consummation of the transaction and the ability of each party to consummate the transaction; risks that the proposed transaction disrupts the current plans or operations of Middleby or Welbilt; the ability of Middleby and Welbilt to retain and hire key personnel; competitive responses to the proposed transaction; unexpected costs, charges or expenses resulting from the transaction; potential adverse reactions or changes to relationships with customers, suppliers, distributors and other business partners resulting from the announcement or completion of the transaction; the combined company’s ability to achieve the synergies expected from the transaction, as well as delays, challenges and expenses associated with integrating the combined company’s existing businesses; the impact of COVID-19 or other public health crises and any related company or government policies and actions to protect the health and safety of individuals or government policies or actions to maintain the functioning of national or global economies and markets; and legislative, regulatory and economic developments. Other factors that might cause such a difference include those discussed in Middleby’s and Welbilt’s filings with the SEC, which include their Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and in the joint proxy statement/prospectus on Form S-4 to be filed in connection with the proposed transactions. For more information, see the section entitled “Risk Factors” and the forward looking statements disclosure contained in Middleby’s and Welbilt’s Annual Reports on Form 10-K and in other filings. The forward-looking statements included in this communication are made only as of the date hereof and, except as required by federal securities laws and rules and regulations of the SEC, Middleby and Welbilt undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Non-GAAP Measures

Adjusted EPS (the “Non-GAAP Measure”) is a performance measure that provides supplemental information that Middleby and Welbilt believe is useful to analysts and investors to evaluate ongoing results of operations, when considered alongside other GAAP measures such as net income, operating income and gross profit. This Non-GAAP Measure excludes the financial impact of items management does not consider in assessing the ongoing operating performance of Middleby, Welbilt or the combined company and thereby facilitates review of its operating performance on a period-to-period basis. Other companies may have different capital structures and comparability to the results of operations of Middleby, Welbilt or the combined company, which may be impacted by the effects of acquisition accounting on its depreciation and amortization. As a result of the effects of these factors and factors specific to other companies, Middleby and Welbilt believe this Non-GAAP Measure provides helpful information to analysts and investors to facilitate a comparison of their operating performance to that of other companies. The presentation of a Non-GAAP Measure in this press release should not be construed as an inference that future results will be unaffected by unusual or non-recurring items.

Additional Information about the Merger and Where to Find It

In connection with the proposed transaction, Middleby intends to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Middleby and Welbilt that also constitutes a prospectus of Middleby. Each of Middleby and Welbilt also plan to file other relevant documents with the SEC regarding the proposed transaction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Any definitive joint proxy statement/prospectus (if and when available) will be mailed to shareholders of Middleby and Welbilt. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and shareholders will be able to obtain free copies of these documents (if and when available), and other documents containing important information about Middleby and Welbilt, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Middleby will be available free of charge on the Middleby website at www.middleby.com or by contacting the Middleby Investor Relations Department by email at investors@middleby.com or by phone at (847) 429-7756. Copies of the documents filed with the SEC by Welbilt will be available free of charge on the Welbilt website at www.welbilt.com or by contacting the Welbilt Investor Relations Department by email at richard.sheffer@welbilt.com or by phone at 727.853.3079.

Participants in the Solicitation

Middleby, Welbilt and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Middleby is set forth in Middleby’s proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on March 31, 2021, and Middleby’s Annual Report on Form 10-K for the fiscal year ended January 2, 2021, which was filed with the SEC on March 3, 2021. Information about the directors and executive officers of Welbilt is set forth in its proxy statement for its 2021 annual meeting of shareholders, which was filed with the SEC on March 15, 2021, and Welbilt’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on February 26, 2021. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Middleby or Welbilt using the sources indicated above.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.